UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  November 24, 2004

                              Home Federal Bancorp
             (Exact Name of Registrant as Specified in Its Charter)

         Indiana                       0-18847                 35-1807839
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
    of Incorporation)                                      Identification No.)

       501 Washington Street, Columbus, Indiana                 47201
      (Address of Principal Executive Offices)               (Zip Code)

                                 (812) 522-1592
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On November 24, 2004, Home Federal Bancorp (the "Registrant") announced the Registrant's approval of a stock repurchase program to repurchase, from time to time, on the open market, up to 201,400 of the Registrant's outstanding shares of common stock. Registrant also announced the declaration of a dividend in the amount of $.1875 per share, payable on January 3, 2005, to shareholders of record on December 20, 2004. A copy of the press release issued by the Registrant concerning the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

         (c)  Exhibits

                   Exhibit No.          Description

                       99.1         Press Release dated November 24, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

         Date: November 24, 2004          HOME FEDERAL BANCORP


                                          By:/s/Lawrence E. Welker
                                             ---------------------
                                             Lawrence E. Welker
                                             Executive Vice President and Chief
                                             Financial Officer


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